ENTERPRISE TECHNOLOGY GROUP, INC.

                 FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

                      YEARS ENDED DECEMBER 31, 1997 AND 1996

                                      WITH

                         REPORT OF INDEPENDENT AUDITORS

                                    CONTENTS



REPORT OF INDEPENDENT AUDITORS ................................ PAGE 3

BALANCE SHEETS ................................................ PAGE 4

STATEMENTS OF EARNINGS ........................................ PAGE 5

STATEMENTS OF STOCKHOLDERS' EQUITY ............................ PAGE 6

STATEMENTS OF CASH FLOWS ...................................... PAGE 7

NOTES TO THE FINANCIAL STATEMENTS ............................. PAGE 8-9

ADDITIONAL INFORMATION:

EXPENSE SCHEDULES ............................................. PAGE 11

KIRKBY & ASSOCIATES
Certified Public Accountants

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors
Enterprise Technology Group, Inc.
Secaucus, NJ  07094

We have audited the accompanying balance sheets of Enterprise Technology Group, Inc. as of December 31, 1997 and December 31, 1996, and the related statements of earnings, cash flows, and retained earnings for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. an audit includes examining,on a test basis, evidence supporting amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Enterprise Technology Group, Inc. as of December 31, 1997 and December 31, 1996, and the results of its operations and cash flows for the twelve months then ended in conformity with generally accepted accounting principles.

Our examination was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The information on page 10 is presented for purposes of additional analysis, and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the examination of the basic financial statements and, in our opinion, the information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ Kirkby & Associates

Bloomingdale, Illinois 60108
November 25, 1998

                        ENTERPRISE TECHNOLOGY GROUP, INC.
                                BALANCE SHEETS
                                 DECEMBER 31:

                                    ASSETS
                                                         1997           1996
                                                      ----------     ----------
CURRENT ASSETS:
   Cash                                               $  828,392     $    3,215
   Accounts receivable-(No allowance for
    doubtful accounts considered necessary)              104,488        373,605
   VSE investment (valued at cost)                         4,600
                                                      ----------     ----------
                                                         937,480        376,820
                                                      ----------     ----------
PROPERTY AND EQUIPMENT, at cost
  Office furniture and equipment                         167,970         68,773
  Transportation equipment                                24,359
                                                      ----------     ----------
                                                         192,329         68,773
     Less: Accumulated depreciation                       87,972         50,421
                                                      ----------     ----------
                                                         104,357         18,352
                                                      ----------     ----------
OTHER ASSETS
  Computer software                                        2,027
    Less: Accumulated amortization                           479
                                                      ----------     ----------
                                                           1,548
                                                      ----------     ----------
      TOTAL ASSETS                                    $1,043,385     $  395,172
                                                      ==========     ==========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES                                       1997          1996
                                                      ----------     ----------
  Accounts payable                                    $    -         $   12,500
  Unearned revenue                                       750,000
  Accrued payroll taxes and witholdings                  104,486         14,146
  Accrued state replacement tax                           19,655           (650)
                                                      ----------     ----------
                                                         874,141         25,996
                                                      ----------     ----------
STOCKHOLDERS' EQUITY
  Capital Stock, $1 par value, 1,000 shares
    authorized, issued, and outstanding                    1,000          1,000

  Contributed capital                                     45,938
  Retained earnings                                      122,306        368,176
                                                      ----------     ----------
                                                         169,244        369,176
                                                      ----------     ----------


TOTAL LIABILITIES & STOCKHOLDERS' EQUITY              $1,043,385     $  395,172
                                                      ==========     ==========
                       See notes to financial statements.

                        ENTERPRISE TECHNOLOGY GROUP,INC.

                            STATEMENTS OF EARNINGS

                        FOR THE YEAR ENDED DECEMBER 31:




                                                1997             1996
                                            -----------      -----------

NET SALES                                   $ 4,999,067      $ 2,224,225
                                            -----------      -----------
OPERATING EXPENSES                              324,629          138,646
SELLING EXPENSES                              2,046,624          821,393
GENERAL & ADMINISTRATIVE EXPENSES             2,876,547          908,218
                                            -----------      -----------

TOTAL EXPENSES                                5,247,800        1,868,257

EARNINGS FROM OPERATIONS                       (248,733)         355,968
                                            -----------      -----------

OTHER INCOME (EXPENSE):
  Interest income                                 2,863              465
                                            -----------      -----------
                                                  2,863              465
                                            -----------      -----------

EARNINGS BEFORE INCOME TAXES                   (245,870)         356,433

PROVISION FOR INCOME TAXES (NOTE C)
                                            -----------      -----------

NET EARNINGS                                $  (245,870)     $   356,433
                                            ===========      ===========

















                       See notes to financial statements.

                        ENTERPRISE TECHNOLOGY GROUP INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                  FOR THE YEARS ENDED DECEMBER 31,1997 AND 1996



                                 COMMON STOCK        CONTRIBUTED     RETAINED
                              -----------------        CAPITAL       EARNINGS
                               SHARES   AMOUNT
                              -------  --------      -----------    -----------

BALANCE, JANUARY 1,1996         1,000  $  1,000      $              $    11,743

Net earnings                                                            356,433
                              -------  --------      -----------    -----------

Balance December 31,1996        1,000     1,000                         368,176

Capital Contributions                                     45,938

Net earnings                                                           (245,870)
                              -------  --------      -----------    -----------

Balance,December 31,1997        1,000  $  1,000      $    45,938     $  122,306
                              =======  ========      ===========     ==========






















                       See notes to financial statements.

                        ENTERPRISE TECHNOLOGY GROUP, INC.
                           STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31:


                                                         1997           1996
                                                      ----------     ----------

Cash Flows From Operating Activities
   Net Income (loss)                                  $ (245,870)    $  356,433
                                                      ----------     ----------
   Add (deduct) items not affecting cash
     Depreciation and amortization                        38,030         21,853
     (Increase) decrease in accounts receivable          269,117       (346,548)
     Increase (decrease) in accounts payable             (12,500)        (3,002)
     Increase (decrease) in unearned revenue             750,000
     Increase (decrease) in accrued payroll taxes         82,378         10,454
     Increase (decrease) in accrued profit sharing         7,962
     Increase (decrease) in accrued state income tax      20,305
                                                      ----------     ----------
                                                       1,155,292       (317,243)
                                                      ----------     ----------
Net Cash Provided (Used) From Operating Activities       909,422         39,190
                                                      ----------     ----------
Cash Flows From Investing Activities
     Purchase of office furniture and equipment          (99,197)       (36,831)
     Purchase of transportation equipment                (24,359)
     Purchase of computer software                        (2,027)
     Purchase of VSE investment                           (4,600)
                                                      ----------     ----------

Net Cash Provided (Used) From Investing Activities      (130,183)       (36,831)
                                                      ----------     ----------
Cash Flows From Financing Activities
      Capital Contributions                               45,938           -
                                                      ----------     ----------

Net Cash Provided (Used)From Financing Activities         45,938           -
                                                      ----------     ----------
Net Increase (Decrease)In Cash                           825,177          2,359

Cash Balance,January 1                                     3,215            856
                                                      ----------     ----------
Cash Balance,December 31                              $  828,392     $    3,215
                                                      ==========     ==========

Supplementary Information:
  Interest Paid                                       $    1,578     $    7,299
                                                      ==========     ==========
  Income taxes paid (Note C)                          $      -       $      -
                                                      ==========     ==========





                       See notes to financial statements.

                        ENTERPRISE TECHNOLOGY GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997 AND 1996




Note A - Summary of Significant Accounting Policies

         Description of Business

         The Corporation is a provider of leading edge Information Technology Infrastructure management solutions, by delivering initiatives to reduce costs and defining options for senior management.

         Basis of Accounting

         The Corporation maintains its books on the accrual basis of accounting. The Corporation recognizes revenues as earned and expenses as incurred.

         Fixed Assets

         Fixed assets are carried at cost. Depreciation is computed over the assets' useful life using accelerated methods of depreciation.

Note B - Operating Leases

         The Corporation operates from facilities leased from Harman Plaza Corporation. The lease terms are from October 1, 1996 to October 1, 2001 at $5,529.88 per month plus monthly utility costs. The share-holders of the Corporation have personally guaranteed the lease.

Note C - Income Taxes

         The Corporation elected to be taxed as an S corporation under the Internal Revenue Code. Accordingly, the current taxable income of the Corporation is allocable to the shareholders who are responsible for the payment of Federal and State income taxes thereon. The Corporation is subject to a replacement tax which was $507 and $20,798 for the years ending December 31, 1996 and 1997 respectively.

                        ENTERPRISE TECHNOLOGY GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997 AND 1996



Note D - Profit-Sharing Plan

         The Company instituted a 401K plan to effective January 1, 1997 for all eligible employees. There was no company contribution for the plan during 1997.


Note E - Related Part Transactions

         The company has contracts that a related party has been assigned all duties,responsibilities, and value under these contracts. The company has agreed to disclaim any value for these contracts and the related party has agreed to indemnify the company for any claims involving the use of these contracts. No funds pass through the company and the related party processes all transactions.

                             ADDITONAL INFORMATION

                        ENTERPRISE TECHNOLOGY GROUP,INC.

                               EXPENSE SCHEDULES

                        FOR THE YEARS ENDED DECEMBER 31:



OPERATING EXPENSES                              1997             1996
                                            -----------      -----------
Rent                                        $   121,180      $    36,928
Moving expense                                                       980
Payroll Taxes                                    47,467           48,057
Telephone                                        31,460           15,289
Utilities                                         4,586            3,049
Vehicle                                             504
Insurance-general                                 2,011            1,795
Insurance-group                                  79,391           10,696
Depreciation                                     37,551           21,852
Amortization                                        479
                                            -----------      -----------
                                            $   324,629      $   138,646
                                            ===========      ===========

SELLING EXPENSES                                1997             1996
                                            -----------      -----------
Advertising and promotions                  $     3,215      $      -
Commissions                                     468,750           11,400
Consulting                                    1,556,145          798,059
Meals and entertainment                          18,514           11,934
                                            -----------      -----------
                                            $ 2,046,624      $   821,393
                                            ===========      ===========


GENERAL AND ADMINISTRATIVE EXPENSES             1997             1996
                                            -----------      -----------
Salary-officers                             $ 1,172,227      $   241,927
Salary-office                                   186,771           77,842
Salary-consulting                             1,283,912          545,224
Contract labor                                                     4,167
Reimbursed salaries                                              (48,560)
Training                                         10,490            2,000
Interest                                          1,578            7,299
License and fees                                  1,306               88
Office expense                                   25,154           10,955
Professional fees                                 2,678            3,569
Travel expense                                  167,653           61,935
State replacement tax                            20,798              507
Dues and subscriptions                            3,980            1,265
                                            -----------      -----------
                                            $ 2,876,547      $   908,218
                                            ===========      ===========
                      See notes to financial statements.
                                     -11-